Rats Monkeys PROLOR Biotech Inc. is a clinical stage public company developing long acting versions of existing therapeutic proteins, utilizing a technology called CTP. The technology involves fusion of the C terminus peptide of β-hCG to the target protein. CTP enabled the production of a long-acting hGH (MOD-4023), which obviates the need for the numerous daily injections now required for the treatment of GH deficiency and supports single weekly injection in growth hormone deficient patients. Weight Gain Model in hypophysectomized rat Repeated SC administration of 0.48 & 1.45 mg/Kg doses of MOD-4023 every 4 days resulted in a similar weight increment as daily administration of 0.1 mg/Kg/day hGH hGH and IGF-1 levels in hypohysectomized rats following hGH and MOD-4023 administrations An injection up to 180 mg/kg of MOD-4023, 2,080x the daily human recommended dose twice weekly. All of the effects noted following the repeated SC administration of MOD-4023 were considered to be consistent with its anticipated pharmacological activity and similar to those reported in other studies performed with growth hormone products in rats. MOD-4023 PK Profile in Rhesus Monkeys Serum IGF-1 Rhesus Monkeys Following SC Injection of MOD-4023 for 181 days Dose proportional response of MOD-4023 in male and female rhesus monkeys was observed. MOD-4023 treated groups showed an increase in IGF-1, in a dose proportional manner, superior to Controls throughout the dosing period (26 weeks) and was maintained at least 96 hours post injection. 200 300 400 500 600 700 800 0 30 60 90 120 150 180 IGF-1 Concentration ng/mL Days vehicle, females hGH, 3.6 mg/kg/d, females MOD-4023, 1.5 mg/kg/5d, females MOD-4023, 15 mg/kg/5d, females MOD-4023, 30 mg/kg/5d, females 4-wks tox. Study Findings PRE-CLINICAL CHARACTERIZATION OF MOD-4023, A LONG ACTING GROWTH HORMONE SAT-644 Gili Hart1, Oren Herskovitz1, Ahuva Bar-Ilan1, Ron Rosenfeld,2 Vivian Hwa3, Leanne Amitzi1 and Eyal Fima1 THE PRE-CLINICAL DATA DEMONSTRATE THAT MOD-4023 IS EFFICACIOUS LONG ACTING HGH WITH EXCELLENT SAFETY PROFILE 1 PROLOR Biotech, Nes Ziona, Israel, 2 Oregon Health & Science Univ, 3Oregon Hlth Sci Univ, Portland Methods The pharmacological effects of MOD-4023 have been examined in vitro utilizing stable GH receptor expressing cells and in hypophysectomized rats. In addition, MOD-4023 pharmacokinetics and pharmacodynamics (IGF-1) profiles have been extensively evaluated in rats and in Rhesus monkeys following 4 and 26 weeks of weekly subcutaneous injections and compared to a daily hGH regimen, followed by safety evaluation in those animals. Gray – hGH; Black – MOD-4023 A B MOD-4023 potency was assessed In- vitro utilizing cells stably expressing the human growth hormone receptor A. Luciferase activity assay was performed. HEK293(hGHR) cells were exposed for escalating concentrations of hGH or MOD- 4023. B. MOD-4023 was also tested for the ability to induce proliferation in the BAFB2B2 cell line; Stably transfected and highly expressing hGHR Hormone (number of measurements) KD (nM) (SD) hGHR on the chip hGH (3) 0.55 (0.24) MOD-4023 (3) 11.40 (8.32) Binding/Kinetic activity of MOD-4023 to human GHR Characterized by Bio-Core The affinity of MOD-4023 to GHR receptor is 7.0 fold lower compared to hGH MOD-4023 hGH MOD-4023 Pharmacological Characterization All animals survived to their scheduled necropsies. No toxicity was evident from clinical observations, body weights, electrocardiographic evaluations, ophthalmoscopic evaluations, and clinical pathology parameters. Likewise, no toxicity was evident from macroscopic and microscopic evaluations and organ weights. All animals demonstrated systemic exposure to MOD-4023 throughout the dosing period. Exposure, as measured by Cmax and AUC, increased with increasing dose in an approximately dose-proportional manner. The AUC0-t and the AUC0-∞ were very similar suggesting the duration of sampling was adequate to characterize the pharmacokinetic profiles. Conclusions The NOAEL following 26 weeks of administration of MOD-4023, the highest dose level evaluated The NOAEL following 4 weeks of administration of MOD-4023, the highest dose level evaluated Introduction

SAT-120

PROLOR BIOTECH

Protein . Longevity . Redefined

ONCE-WEEKLY, CTP-MODIFIED HGH (MOD-4023) IS EFFECTIVE IN GROWTH HORMONE DEFICIENT ADULTS: A PHASE II, DOSE AND FREQUENCY FINDING STUDY

Gili Hart[1], Vera Popovic[2], Miklos I Goth[3], Peter Vanuga[4], Juraj Payer[5], Marija Pfeifer[6], Martin Bidlingmaier[7], Leanne Amitzi[1] and Eyal Fima[1]

[1]Prolor Biotech, Nes Ziona, Israel, [2]Clinical Centre of Serbia, Belgrade, Serbia, [3]Military Hospital - State Health, Budapest, Hungary, [4]National Endocrinology and Diabetology Institute, Lubochna, Slovakia, [5]University Hospital Ruzinov, Bratislava, [6]University Medical Center, Ljubljana, Slovenia, [7]Ludwig-Maximilians University, Munich, Germany

Introduction

Prolor Biotech Inc. is a clinical stage public company developing biobetter long acting versions of existing therapeutic proteins utilizing a technology called CTP.


CTP – A Natural Peptide Created During Evolution to Enhance Longevity of the hCG Hormone
Any Short-Lasting Protein
CTP
Long-Lasting Protein

The technology involves fusion of the C terminus peptide of hCG to one or both ends of the target protein. The technology was clinically validated and proven as a safe and efficient way for increasing the half-life of several therapeutic proteins while maintaining their biological activity.

Study Outline

Growth Hormone (GH) replacement therapy currently requires daily injections, which may cause poor compliance, inconvenience and distress for patients. CTP-modified hGH (MOD-4023) is being developed for once-weekly administration in Growth Hormone Deficient (GHD) adults and children.

The present study evaluated the safety, tolerability, pharmacokinetics and pharmacodynamics of three doses of MOD-4023 in GHD adults.

39 GHD patients (33 males and 6 females) who were on daily hGH treatment and had IGF-1 levels within ±2 SDS were randomized and switched to MOD-4023 weekly treatment in order to evaluate safety, tolerability and PK/PD profile. The doses levels were 30%, 45% and 100% of each patients' cumulative weekly hGH dose. The study was comprised of two stages. Stage I included an optimization period and 4 weeks of once-weekly administration of MOD-4023. Stage II is an optional treatment extension period of 16 weeks of once weekly MOD-4023 administration.



Stage I (4 Weeks Study) Results

IGF-1 SDS levels in 33 Males

- MOD-4023 was well-tolerated and demonstrated efficacy at all 3 doses.
- IGF-1 levels did not exceed the upper limit of +2 SDS in any of the treated patients.
- In the majority of patients from all cohorts IGF-I levels were maintained within ±2 SDS during the weekly treatment with MOD-4023.
- Once-weekly, repeated doses of long-acting MOD-4023 IGF-I levels were maintained within the normal range in most MOD-4023 treated patients for the whole 4 weeks treatment.


Prior to First Injection
Full week profile after last injection
Serum IGF-I SDS
Hours after last injection

Stage II (16 Weeks Study) Results

Study Design

- Patients who participated in first part of the study (including the EOW cohorts)
- 16-weeks once-weekly treatment
- Starting dose-50% of cumulative weekly dose
- IGF-1 measured every two weeks on day 3 or 4 post dose
- Dose modified once monthly if IGF-1 SDS is above/below ±1.5 SDS
- Dose increase/decrease by 33% of starting dose


Daily Treatment
Single Weekly Injection MOD-4023 Treatment

Conclusions

- Single weekly injection of MOD-4023 can replace 7 consecutive daily GH injections.
  - Exploratory study demonstrated potential for twice monthly injection regimen.
- Only 50-65% of the cumulative weekly dose was required to maintain the majority of the patients within the normal range.
- Data confirms safety –
  - no indication that MOD-4023 has potential to cause excessive IGF-1 levels in patients
  - most of the patients maintained IGF-1 levels within the normal range (±2 SDS).; No IGF-I accumulation is observed
- Good safety & tolerability profile
  - Few AEs were attributed to MOD-4023 overall, and were expected following any r-hGH treatment.
  - Laboratory assessments, vital sign assessments, and physical examinations were unremarkable and revealed no unexpected safety concerns. Fasting glucose, fasting insulin and HbA1c were unchanged. Lipid parameters (including Lp(a) were maintained throughout the treatment period

MOD-4023 once-weekly treatment was shown to be tolerable and safe in GHD adults.

Introduction Prolor Biotech Inc. is a clinical stage public company developing biobetter long acting versions of existing therapeutic proteins utilizing a technology called CTP. Study Outline To date, most currently available recombinant human growth hormone (hGH), being a non-glycosylated protein, are manufactured in E-coli. In order to develop a long acting CTP-hGH (MOD-4023) with proper O-glycosylation of the CTP portion, the objective was to develop a highly-producing upstream manufacturing process of MOD-4023 by recombinant DNA technology using CHO cells in a chemically defined medium, followed by robust and scalable downstream process purifying the highly glycosylated protein. = Any Short-Lasting Protein CTP Long-Lasting Protein + CTP – A Natural Peptide Created During Evolution to Enhance Longevity of the hCG Hormone The technology involves fusion of the C terminus peptide of hCG to one or both ends of the target protein. The technology was clinically validated and proven as a safe and efficient way for increasing the half-life of several therapeutic proteins while maintaining their biological activity. Objectives Cell Transfection and clone selection Cell transfection (nucleofection): Stable expression was achieved by integration of MOD-4023 coding sequence into the target CHO derived cell's chromosome: Initially the gene of interest has to be introduced into the cell, subsequently into the nucleus and finally it has to be integrated into chromosomal DNA to generate a stable clone. After gene transfer, cell were cultivated in selection medium followed by gene amplification to increase cells productivity. Clone Selection -Limiting dilution of single cell was performed by plating in 96-well plates. The selection is applied to the single cell culture and repeated several times to obtain 100% clonal purity. Highest producing clone was selected, based on growth curve, clone characterization, specific productivity and protein profile. Clone optimization : Performed by screening of commercial media, addition of different feeds and assessment of pH and temperature shift, using TubeSpin bioreactors. Production Bioreactor - In the production bioreactor cells are grown using a Fed-Batch mode in commercial chemically defined media including a commercially animal free feeding step, resulting in high productivity. High Producing Clones were identified for further upstream development Scaling up - Similar cell growth in small and large scale bioreactors Clone and Process Optimization Purification Process Purification of MOD-4023 Clarified harvest UFDF1 Virus inactivation Anion Exchange Chromatography Hydrophobic interaction Chromatography UFDF2 Mixed-mode Chromatography Cation Exchange Chromatography Virus filtration UFDF3 BDS The down stream purification process is capturing and purifying the highly-glycosylated MOD-4023 exhibiting high capacity for removal of process related impurities including remarkable viral removal capacity. Elu IEX UFDF Harvest Load Hydrop. Interaction Elu Hydrop. Interaction Load Mixed Mode UB Mix Mode Load CEX UB CEX Final CEX BDS Marker FT IEX UFDF Harvest UN IEX Elu IEX Conclusions 0.0 10.0 20.0 30.0 45.0 -10 50 100 150 200 250 20.7 #12 Stability: 11-071-1D, 648-01-11-003A 3m at -20 C , 41mg/ml mAU min Absorbance [mAU] Retention Time [min] 1 - - 22.247 2 - - 23.720 3 - - 26.133 WVL:220 nm Flow: 1.000 ml/min 90% ACN+ 0.09% TFA: 30.0% 48.0 53.0 100.0 30.0 %C: 0.0% %D: 0.0 % Highly Purified Protein Thin Injection Needle Large-scale robust fed-batch manufacturing process suitable for supporting clinical development and commercial manufacturing was developed for MOD-4023 with high productivity, yield, product quality and very low residual impurities The high productivity and yield makes it comparable to standard hGH manufacturing processes in E-Coli with respect to Cost of Goods. SAT-647 HIGHLY PRODUCING FED-BATCH MANUFACTURING PROCESS OF LONG ACTING HUMAN GROWTH HORMONE (MOD-4023) IN CHO CELLS Oren Hershkovitz 1, Laura Moschcovich 1, Yana Felikman 1, Rachel Guy 1 and Eyal Fima 1 1Prolor-Biotech, Nes-Ziona, Israel

Diet Induced Obesity mice (DIO) model Prolor Biotech Inc. is a clinical stage public company developing long acting therapeutic proteins and peptides, utilizing licensed platform technologies. Reversible PEGylaton technology was applied for the development of a long acting oxyntomodulin (OXM, a dual GLP-1/Glucagon agonist) for treatment of type 2 diabetes and obesity. The technology is based on a synthetic bi-functional spacer that indirectly links between the PEG moiety and the peptide. Once injected, the intact OXM is slowly released, enabling a prolonged peptide exposure while maintaining its biological activity and the ability to pass throw the blood brain barrier (BBB). + Hydrolyzed Linker Hydrolyzed Linker Native peptide - Fully Active Physiological hydrolysis pH 7; 37oC H20 Obese (ob/ob) mice model Day 2 weeks base line Once a week injections on days 1, 8, 15, 22 and 29 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 OGTT (Day2) OGTT (Day23) Terminal Glucose, Insulin Cholesterol and Body composition Day 1 week base line 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 Terminal blood for MOD-6031 level, Glucose, Insulin, cholesterol Twice a week injections on days 1, 4, 8, 11, 15, 18, 22, 25, 29 and 32 OGTT (Day2) OGTT (Day30) Body weight Body weight RS974: Effect of MOD-6031 on body weight in male ob/ob mice 32 34 36 38 40 42 44 46 48 50 52 54 -6 -5 -4 -3 -2 -1 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 Day Body weight (g) A: PEG30-SH Vehicle (20 ml/kg) B: MOD-6031 1000 nmoles/kg C: MOD-6031 3000 nmoles/kg D: MOD-6031 6000 nmoles/kg E: PEG30-SH Pair-Fed to Group D F: PBS (10 ml/kg) bid G: OXM 6000 nmoles/kg bid H: Liraglutide 0.1 mg/kg bid Data are adjusted means (n = 5-8) . SEMs are calculated f rom the residuals of the statistical model. Data analysed by ANCOVA w ith body w eight on Day 1 as covariate follow ed by Williams' test for MOD-6031 and the multiple t test for other groups . Signif icant dif ferences vs. appropriate vehicle: *p<0.05, **p<0.01, ***p<0.001. Day -2 fasted bleed Day 2 OGTT Day 9 Fasted Bleed Day 16 Fasted Bleed Day 23 Fasted Bleed *** ** *** ** * *** * * * * * *** *** *** *** *** *** * *** *** *** *** *** ** * *** *** ** *** *** ** * *** ** * *** ** * ** ** ** *** ****** *** ****** *** *** *** *** *** ****** *** *** *** *** *** *** ********* ********* *** ********* *** *** *** *** *** ** *** *** *** *** *** *** *** ********* *** ** *** ** ********* ************ ****** *** *** ****** *** *** *** ****** ** *** *** *** *** ****** *** *** ********* ****** ** *** ** ** ** ** ** * ** * ** *** * * ****** *** ****** *** *** *** *** *** *** ** ** *** ** ** ** ** * * ** * * * ** ** Day 30 OGTT 28.3% 12.3% 12.7% 5.2% 8.3% 10.3% Effect of PEG40-EMCS-OXM, PEG30-EMCS-OXM, PEG40-FMS-OXM, PEG30-FMS-OXM, OXM, Liraglutide and Sibutramine on body weight in male C57BL/6J mice exhibiting diet-induced obesity 30 35 40 45 50 55 60 65 -6 -5 -4 -3 -2 -1 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 Day Body weight (g) PEG40-SH (662 mg/kg; citrate buffer) Days 1, 8, 15, 22, 29 PEG40-EMCS-OXM (6,000nmol/kg; citrate buffer) Days 1, 8, 15, 22, 29 PEG30-EMCS-OXM (6,000nmol/kg; citrate buffer) Days 1, 8, 15, 22, 29 PEG40-FMS-OXM (6,000nmol/kg; citrate buffer) Days 1, 8, 15, 22, 29 PEG30-FMS-OXM (6,000nmol/kg; citrate buffer) Days 1, 8, 15, 22, 29 Vehicle (PBS) b.i.d OXM (6,000nmol/kg; PBS) b.i.d Liraglutide (200μg/kg; PBS) b.i.d Sibutramine (20mg/kg; PBS ) b.i.d Data are adjusted means (n = 7-8) . SEMs are calculated from the residuals of the statistical model. Data analysed by ANCOVA with body weight on Day 1 as covariate followed by multiple t test . Significant differences vs. appropriate vehicle control: *p<0.05, **p<0.01, ***p<0.001. Figures indicate percentage difference from appropriate vehicle group on Day 30. ** ** ** *** *** * ** ** * ** *** *** *** *** *** *** ********* ********* *** *** *** ****** *** ****** *** ****** *** *** ****** *** *** *** *** *** *** *** *** *** ****** ************ *** *** ****** *** ****** *** *** *** ****** ****** *** *** *** * * * * * * * ** ** ** ** ** ** ** ** ** *** ** ********* ********* *** *** *** *** *** *** ********* *** ********* ****** ****** *** *** *** *** *** *** ****** ****** *** * *** *** *** *** *** *** *** *** *** *** *** ************ ********* ****** *** *** *** ****** *** *** *** -1.6% -7.3% -16.6% -22.6% -24.6% -25.6% -27.6% Glycemic profile Glycemic profile 19% reduction in terminal glucose 37% reduction in terminal Insulin 52.4% reduction in terminal glucose 88.6% reduction in terminal Insulin Lipid profile Conclusions PK profile 68.9% reduction in terminal cholesterol in ob/ob mice 57% reduction in terminal cholesterol in DIO mice 0.00 0.01 0.10 1.00 0 20 40 60 80 100 120 140 Conc (μg/ml) Time (h) post injection 1000 nmol/kg 3000 nmol/kg 6000 nmol/kg T1/2 of OXM peptide using reversible PEGylation technology was extended to 12h with marked improvement in pharmacokinetic parameters Oren Hershkovitz1, Ahuva Bar-Ilan1, Gili Hart1 and Eyal Fima1 Reversible PEGylation significantly extends OXM peptide half life enabling a long acting OXM Reversible PEGylated OXM markedly induces weight loss and inhibits food intake both in DIO and Ob/Ob mice Reversible PEGylated OXM improves glycemic profile in DIO mice and restores diabetic condition in Ob/Ob mice Reversible PEGylated OXM improves lipidic profile in both DIO and Ob/Ob mice Overall, MOD-6031 is a potent once weekly OXM for the treatment of obese and type 2 diabetic human subjects SAT-787 1Prolor-Biotech, Nes-Ziona, Israel LONG ACTING REVERSIBLE PEGYLATED OXYNTOMODULIN IMPROVES PHARMACOLOGICAL AND PHARMACOKINETICS PARAMETERS DIO DIO DIO and Ob/Ob Ob/Ob Ob/Ob Ob/Ob Introduction

SUN-637

PROLOR BIOTECH

Protein . Longevity . Redefined

DEVELOPMENT OF A POPULATION PHARMACOKINETIC AND PHARMACODYNAMICS MODEL FOLLOWING A PHASE II STUDY OF MOD-4023 IN GROWTH HORMONE DEFICIENT ADULTS

Gili Hart[1], Serge Guzy[2], Leanne Amitzi[1], Eyal Fima[1] and Oren Herskovits[1]

[1]Prolor Biotech, Nes Ziona, Israel, [2]POP_PHARM; INC, Albany, CA

Introduction

PROLOR Biotech Inc. is a clinical stage public company developing long acting versions of existing therapeutic proteins, utilizing a technology called CTP. The technology involves fusion of the C terminus peptide of β-hCG to the target protein.


Any Short-Lasting Protein
CTP
Long-Lasting Protein

CTP enabled the production of a **long-acting hGH (MOD-4023)** currently in Phase III, which obviates the need for the numerous daily injections now required for the treatment of GH deficiency and supports single weekly injection in growth hormone deficient patients.

Methods/Objectives

Objectives:

A Phase II study was conducted to assess the safety, tolerability and pharmacokinetics/pharmacodynamics (PK/PD) of MOD-4023 and IGF-1, respectively, in adults with GHD.

A PK/PD model was developed in order to characterize the correlations between the MOD-4023 injected dose, MOD-4023 blood concentrations and IGF-1 response. This model will be used for predictive purposes in clinical trial simulations, and thus will aid in the design of future clinical studies.

Methods:

Phoenix NLME was used for model establishment, while the QRPEM algorithm was used as optimization method. A sequence of nested PK models was generated to choose the optimal PK model based on Phase II PK-PD data. The final base model was a two compartment model with an extravascular compartment and T_{lag}. A full population PK/PD covariate analysis was performed using the forward/backward covariate deletion method, which evaluated sex, age, height, weight and initial r-hGH dose as potential covariates, reveling a statistically significant relationship between BMI and EC50. Model establishment consisted the following stages:

- Structural Model establishment
- Variance model assessment
- Covariate Model analysis
- Internal Check
- External Validation

Results

Model Establishment

A sequence of nested PK models is generated to choose the optimal PK model. Initially a one-compartment model without T_{lag} is evaluated, followed by evaluation of the one compartment model with T_{lag}, then two compartment models with T_{lag} and finally three compartments models with T_{lag}. At each step, a log-likelihood ratio test is used to discriminate between the full (larger) and reduced model. An improvement by more than 10 units leads to accepting the full model. It was concluded that the final base model would be the two-compartment model with the extravascular compartment and T_{lag}.



A full population PK and PD covariate analysis were performed using the forward/backward covariate deletion method, which evaluated sex, age, height, weight and initial r-hGH dose as potential covariates. None of these covariates appeared to be statistically significant and, therefore, the base model was used as the final PK model. The PK/PD model was fit to the data using both S-ADAPT and Phoenix NLME population programs). Both lead to the same final model parameters. The model was fit simultaneously to the data and resulted directly (not sequentially) in an estimation of both the population means and variance covariance for the PK/PD model parameters, as well as in the residual variability of both PK and PD responses.



Plot of CWRES (Conditional Weighted Residuals) Against Time, the Independent Variable, for Both MOD-4023 (Cobs) and IGF-1 (Eobs)



Scatter Plot of the Dependent Variable (MOD-4023 and IGF-1) vs. Individual Predicted Values



Quantile-Quantile Plot for Each η in the Model

Conclusions

Internal checks and external validation procedures were performed in order to test the nature of the model.

- The external validation showed the ability of the model to properly predict for each patient the IGF-1 levels based on Bayesian estimates during a 16 weeks extension of Phase II.
- PK/PD results from Phase 1 were simulated the model was able to fit the individual MOD-4023 and IGF-1 data.
- The established model was used to predict the population time profile of IGF-1 for naive GH deficient adult patients administered MOD-4023 on a weekly basis.

Based on the existing data, the established model is precise and potentially predictive and was used to support the dose selection for the Phase III study and will be further extended correlating between administered dose and clinical endpoints

Individual Predicated Vs. Observed IGF-1 Response Following MOD-4023 Administration in 2 Individual